UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2022

Angel Oak Mortgage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01    Entry into a Material Definitive Agreement.

On February 11, 2022, Angel Oak Mortgage, Inc. (the “Company”) and three of its subsidiaries (the “Subsidiaries”) entered into the First Modification Agreement (the “Modification Agreement”) with Veritex Community Bank (“Veritex”) relating to the Subsidiaries’ financing facility with Veritex, which amended certain terms of the Loan and Security Agreement, dated August 16, 2021, among the Subsidiaries and Veritex. On February 11, 2022, in connection with the Modification Agreement, the Subsidiaries executed an Amended and Restated Promissory Note (the “A&R Promissory Note” and together with the Modification Agreement, the “Amendments”), which amended and restated the Promissory Note, dated August 16, 2021, by the Subsidiaries in favor of Veritex. Pursuant to the Amendments, (1) the size of the committed non-mark-to-market financing facility with Veritex was increased to $75.0 million from $50.0 million and (2) interest will now accrue on any outstanding balance under the A&R Promissory Note at a rate based on Term SOFR (which is defined as the forward-looking term rate based on the Secured Overnight Financing Rate for a corresponding tenor of one month) plus a margin equal to 2.41% per annum; provided that the interest rate may not be less than 3.125% per annum. Previously, interest accrued at a rate based on one-month LIBOR.

A copy of the Modification Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
A copy of the A&R Promissory Note is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
Exhibit 10.1    First Modification Agreement by and among Angel Oak Mortgage REIT TRS, LLC, Angel Oak Mortgage Fund TRS, Angel Oak Mortgage Operating Partnership, LP, Angel Oak Mortgage, Inc. and Veritex Community Bank, dated February 11, 2022

Exhibit 10.2    Amended and Restated Promissory Note by Angel Oak Mortgage Fund TRS, Angel Oak Mortgage REIT TRS, LLC and Angel Oak Mortgage Operating Partnership, LP in favor of Veritex Community Bank, dated February 11, 2022

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2022	ANGEL OAK MORTGAGE, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer